EXHIBIT 10.74
FLOWSERVE CORPORATION
AMENDED AND RESTATED
NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN
     Section 1                Purpose.
     (a) This Amended and Restated Flowserve Corporation Non-Employee Directors’ Stock Option Plan (the “Plan”) has been adopted to update the BW/IP Holding, Inc. Non-Employee Directors’ Stock Option Plan (the “Prior Plan”), in order to permit continuation of unexercised options that would otherwise expire during a period in which exercise is not permitted. The changes reflected in this Plan are not intended to negatively impact any Non-Employee Director (as defined below).
     (b) As amended and restated, the purpose of the Plan, like the Prior Plan, is to secure for the Company and its stockholders the benefits of the incentive inherent in common stock ownership by the members of the Board of Directors (the “Board”) of the Company who are not employees of the Company or any of its subsidiaries.
     Section 2 Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of stock options made under the Plan (“Options”). The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize anyone or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member’s own willful misconduct or as expressly provided by statute.
     Section 3 Amount of Stock. The stock which may be issued and sold under the Plan will be the Class A Common Stock, par value $.01 per share (the “Common Stock”), of the Company of a total number not exceeding 125,000 shares, subject to adjustment as provided in Paragraph 7. The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.
     Section 4 Eligibility. Each member of the Board of the Company who is not an employee of the Company or any of its subsidiaries (a “Non-Employee Director”) shall be eligible to receive an Option in accordance with Paragraph 5.
     Section 5 Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by an agreement in the form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:
     (a) The Option exercise price shall be the fair market value of the Common Stock shares subject to such Option on the date the Option is granted, which shall be the closing price on the New York Stock Exchange (or such successor reporting system as may be selected by the Board) on the date the value of the Common Stock is to be determined or, if there are no sales on such date, the next preceding date for which a sale is reported.
     (b) Upon adoption by the Board of Directors and subject to approval of the Plan by the stockholders at the 1993 Annual Meeting of Stockholders of the Company, the Company grants to each Non-Employee Director an Option for 5,000 shares of Common Stock. Thereafter, as of the date of each Annual Meeting of Stockholders of the Company (each, an “Annual Meeting”), each Non-Employee

Director who has been elected or reelected or who is continuing as a member of the Board as of the adjournment of such Annual Meeting shall automatically receive an Option for 2,000 shares of Common Stock; provided, however, that each Non-Employee Director elected to the Board of Directors after the adoption of the Plan shall receive (i) at the time such person first becomes a Non-Employee Director, an Option for 5,000 shares of Common Stock and (ii) if such person is first elected at an Annual Meeting, such Non-Employee Director shall on the adjournment of each subsequent Annual Meeting automatically receive an option for 2,000 shares of Common Stock, but if such person is first elected or appointed other than at an Annual Meeting, then as of the adjournment of the first Annual Meeting following the election or appointment of such Non-Employee Director, such person shall receive an Option for that number of shares of Common Stock equal to the product of 2,000 times a fraction, the numerator of which is the number of meetings of the Board of Directors held while such person was a Non-Employee Director and the denominator of which is the total number of meetings of the Board of Directors held between the last preceding Annual Meeting and the Annual Meeting following which such Option is granted.
     (c) The Option shall not be transferable by the Non-Employee Director otherwise than by will or the laws of descent and distribution and shall be exercisable during their lifetime only by them.
     (d) No Option or any part of an Option shall be exercisable:
     (i) before the earlier to occur of (A) the time at which the Non-Employee Director has served one term-year as a member of the Board since the date the Option was granted (as used herein, the term “term-year” means that period from one Annual Meeting to the subsequent Annual Meeting), (B) the Non-Employee Director’s death or retirement and (C) a Change of Control of the Company (as defined in subparagraph 6(b));
     (ii) after the expiration of ten years from the date the Option was granted; provided, however, that the otherwise applicable ten year term of an option may be extended beyond ten years, if:
     (A) the exercise period is extended to a date no later than the later of:
     (I) the 15th day of the third month following the date at which, or
     (II) December 31 of the calendar year in which,
the option would otherwise have expired if the option had not been extended, based on the terms of the option at the original grant date, or
     (B) the option is unexercisable because an exercise of the option would violate applicable securities laws, provided that the period during which the option may be exercised is not extended more than 30 days after the exercise of the option first would no longer violate applicable securities laws.;
     (iii) unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise; such payment shall be made
     (A) in United States dollars by certified check or bank draft, or
     (B) by tendering to the Company Common Stock shares owned by the person exercising the Option and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be the closing price on the New York Stock Exchange (or such successor reporting system as may be selected by the Board) on the date the value of the Common Stock is to be determined or, if there are no sales on such date, the next preceding date for which a sale is reported, or

     (C) by a combination of United States dollars and Common Stock shares as aforesaid; and
     (iv) unless the person exercising the Option has been at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that
     (A) if such person shall cease to be a Non-Employee Director for reasons other than retirement or death, such person, at any time within one year after the date he ceases to be a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(ii)), may exercise any unexercised portion of any Option that was exercisable on the date such person ceased to be a Non-Employee Director (the “Cessation Date”). Any portion of any Option that is not exercisable on a Cessation Date shall expire on such Cessation Date; or
     (B) if such person shall cease to be a Non-Employee Director by reason of retirement or death, such person or, in the case of death, the executors, administrators or distributees, as the case may be, may, at any time within five years after the date such person ceased to be a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(ii)), exercise any unexercised portion of any Option outstanding on the Cessation Date; or
     (C) if any person who has ceased to be a Non-Employee Director for reasons other than death shall die holding an Option that has not been fully exercised and has not otherwise expired, such person’s executors, administrators, heirs or distributees, as the case may be, may, at any time within the greater of (1) one year after the date of death or (2) the remainder of the period in which such person could have exercised the Option had the person not died (but in no event under either (1) or (2) after the Option has expired under the provisions of subparagraph 5(d)(ii)), exercise the Option with respect to any Common Stock shares as to which the decedent could have exercised the Option at the time of death.
In the event any Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased Non-Employee Director, the Company shall be under no obligation to issue Common Stock shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Non-Employee Director’s estate or the proper legatees or distributees thereof.
     (e) Subject to subparagraph 5(d)(i) and Paragraph 6, fifty percent (50%) of the total number of shares of Common Stock covered by the Option shall become exercisable beginning with the first anniversary date of the grant of the Option, thereafter the remaining fifty percent (50%) of the total number of shares of Common Stock covered by the Option shall become exercisable on the second anniversary date of the grant of the Option. In the event the Non-Employee Director ceases to be a Non-Employee Director by reason of retirement or death, the total number of Common Stock shares covered by the Option shall, notwithstanding subparagraph 5(d)(i), become exercisable.
     Section 6 Change of Control.
     (a) Upon the occurrence of a change of control of the Company, as herein defined, each Option outstanding under this Plan which was granted more than six months and one day before the change of control, shall immediately vest, and then be canceled in exchange for payment in cash of an amount equal to the product of (i) the number of shares of Common Stock subject to such Option and (ii) the amount by which the change of control price exceeds the exercise price of such Option. Notwithstanding the foregoing, the cancellation and cash out provisions of this subparagraph shall be rendered without effect with respect to any Non-Employee Director if in the opinion of counsel to the Company such Non-Employee Director would incur a liability to the Company under Section 16(b) of the Securities Exchange Act of 1934 (the “Securities Exchange Act”) were such cash out provisions to apply to such Non-Employee Director.

     (b) A Change in Control shall be deemed to have occurred if (i) the ownership of the voting stock of the Company owned by any “person,” as that term is defined for purposes of Section 13(d) and 14(d) of the Securities Exchange Act, reaches in the aggregate more than fifty percent (50%) of all outstanding voting stock of the Company, whether such increase occurs by way of a merger, consolidation, redemption, direct transfer or sale of stock or otherwise, (ii) the stockholders of the Company approve a plan of complete liquidation of the Company, (iii) the stockholders of the Company or International approve an agreement for the sale or disposition of all or substantially all of the assets of the Company or International or (iv) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or one of its subsidiaries through purchase of assets, by merger or otherwise.
     (c) Change of control price means the highest price per share of Common Stock paid in any transaction reported on the New York Stock Exchange (or such successor reporting system as may be selected by the Board) at any time during the sixty day period immediately preceding such change of control or, if higher, the highest price per share of Common Stock paid or offered in connection with such change of control.
     Section 7 Adjustment in the Event of Change in Stock. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number and class of Common Stock shares available under the Plan, and the number, class and price of Common Stock shares subject to outstanding Options shall be appropriately adjusted by the Board, whose determination shall be conclusive.
     Section 8 Miscellaneous Provisions.
     (a) Except as expressly provided in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.
     (b) A Non-Employee Director’s rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a Non-Employee Director’s death, by will or by the laws of descent and distribution), including without limitation execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of a Non-Employee Director in the Plan shall be subject to any obligation or liability of such participant.
     (c) No Common Stock shares shall be issued hereunder unless the General Counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws and regulations.
     (d) It shall be a condition to the obligation of the Company to issue Common Stock shares upon exercise of an Option that the Non-Employee Director (or any beneficiary or person entitled to act under subparagraph 5(d)(iv)) pay to the Company upon its demand such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If any amount requested is not paid, the Company may refuse to issue Common Stock shares.
     (e) The expenses of the Plan shall be borne by the Company.
     (f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Common Stock shares upon exercise of any Option under the Plan. The issuance of Common Stock shares upon exercise of Options shall be subordinate to the claims of the Company’s general creditors.
     (g) By accepting any Option or other benefit under the Plan, each Non-Employee Director and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.
     (h) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 or any successor rule (“Rule 16b-3”) under the Securities Exchange Act of 1934, as amended, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.
     Section 9 Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, including without limitation amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that except as provided in paragraph 6, the Board may not, without further approval by the stockholders of the Company in accordance with paragraph 11 increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the minimum Option exercise price described in subparagraph 5(a), extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any Non-Employee Director with respect to any Option theretofore granted without such Non-Employee Director’s written consent. Notwithstanding the foregoing, the provisions of the Plan which determine (a) the number of shares of Common Stock subject to any Option, (b) the exercise price per share of any Option, c) the time at which any Option shall be granted or (d) the class of persons eligible to receive an option under the Plan may not be amended more frequently than once every six months.
     Section 10 Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:
     (a) upon the adoption of a resolution of the Board terminating the Plan; or
     (b) ten years from the date the Plan is initially approved by the shareholders of the Company in accordance with Paragraph 10.
     Section 11 Effective Date of Plan. The Prior Plan became effective as of the May 18, 1993 and was approved at the BW/IP Holding, Inc 1993 Annual Meeting of Stockholders. This Plan, as amended and restated shall become effective upon its approval (either in person or by proxy) by the affirmative vote of the holders of a majority of the Shares at the Company’s 2005 Annual Meeting of Shareholders.

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